                                                                Exhibit 23.2








                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Meridian Gold, Inc.:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                    /s/ KPMG LLP

                                    KPMG LLP


Denver, Colorado
May 8, 2002